SUPPLEMENT DATED MAY 1, 1997
                             TO THE PROSPECTUSES OF

                       Franklin Municipal Securities Trust
        (Hawaii, Washington, Tennessee and Arkansas Municipal Bond Funds)

                  Franklin California High Yield Municipal Fund
                              dated October 1, 1996

           Franklin California Intermediate-Term Tax-Free Income Fund
                             dated November 1, 1996

                    Franklin California Tax-Free Income Fund
                              dated August 1, 1996

                             Franklin Tax-Free Trust
    (TF1 - Arizona Insured, Florida Insured, Insured, Massachusetts Insured, Michigan Insured, Minnesota Insured, and Ohio Insured Tax-Free Income Funds)

   (TF2 - Alabama, Florida, Georgia, Kentucky, Louisiana, Maryland, Missouri,
           North Carolina, Texas, and Virginia Tax-Free Income Funds)

     (TF3 - Arizona, Colorado, Connecticut, High Yield, Indiana, Michigan, New Jersey, Oregon, Pennsylvania, and Puerto Rico Tax-Free Income Funds)

             Franklin Federal Intermediate-Term Tax-Free Income Fund
                               dated July 1, 1996

                      Franklin Federal Tax-Free Income Fund
                             dated September 1, 1996

I. Effective June 1, 1997, the section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended to delete category 4, in its entirety.

II. The following paragraph is added under "How Do I Sell Shares?":

 Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.